                             Third Quarter Report
                              September 30, 2001

                                   [GRAPHIC]

                                    [LOGO]
                             STRATTON MUTUAL FUNDS
                        Stability . Strategy . Success

DEAR FELLOW SHAREHOLDER:

                                   [GRAPHIC]

Prior to September 11th, the stock market was proceeding as it has been for the last eighteen months. Value stocks still ruled the market in terms of performance. A normal sector style cycle lasts at least four years, so we are less than half way through that shift. Before September 11th, the market was also technically building toward a major oversold condition with growing pessimism as measured by most of the technical stock market indicators. This was primarily due to the expected continued weakness in the economy and the prolonged lack of any turn up in the very depressed technology and telecommunications stock areas. Since September 11th, the leading groups which we can define as those stock sectors which went down the least have been exactly those you would expect--the safe havens: food, tobacco, utility, and drug stocks. The laggards in performance have been those that are most obviously hurt by the events of September 11th such as travel and tourism, including the airlines and hotels; aircraft related manufacturing stocks; property and casualty insurance stocks and consumer durable stocks.

Obviously, the psyche of the American investor is very fragile. Any further terrorist attacks will send investors running for cover and stock valuations taking another leg downward. Confidence in the safety of America has been shattered and can be rebuilt only slowly over a period of time free from further attacks.

We believe that now is a time to be fully invested in equities. We think that the market is extremely oversold, as a result of the two weeks after September 11th. We believe that it is a time to stay invested in the value sectors, as there is much more to go in that trend time wise. We think that the investor must be prepared to accept extreme volatility in stocks. We are in for some very choppy waters. However, it is just those choppy waters that will produce great opportunities in stock price performance.

Finally, we would say that you should not underestimate the power of the policy makers in our federal government. All policy makers, both on the monetary and the fiscal side of our government today want to see the stock market first stabilize and then rise. In that way, confidence will be restored in both business and the consumer, which will be translated into higher levels of spending. It is very foolish to take a position that opposes those powerful policy makers when they are coordinated in their actions. That is another reason why today looks like a very good time to be fully invested.

                                          Sincerely yours,

                                          /s/James W. Stratton

                                          James W. Stratton
                                              Chairman

October 16, 2001

PORTFOLIO MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
Stratton Growth Fund--Jim Stratton

Q. With 18.4% of the Portfolio in Insurance stocks are we not unusually exposed to losses from the events of September 11th?

A. You have to look at the individual companies that comprise our insurance portfolio. Two of them, Jefferson-Pilot and Lincoln National, are life insurance and retirement product companies. These have little to do with the coverage on the tremendous losses that took place in Lower Manhattan on September 11th. Their only exposure is on insurance that covered lives of individuals in the buildings. Despite this, the stocks sold off, as investors worried about the insurance industry. Long-term, we believe that both of these companies are the right size to be attractive acquisitions for larger financial service companies.

  MGIC Investment is a unique company that insures private mortgages. Their only exposure is if homeowners default on their mortgage and the lender cannot sell the property for the amount of the mortgage. This company has an outstanding record of long-term growth and we view it to be an attractive well-positioned dominant company in the mortgage insurance industry. AON Corp. is an insurance broker, which does have some property casualty underwriting operations, therefore they do have some exposure to losses on September 11th. However, the insurance brokerage stocks in general and AON in particular have performed well after September 11th in anticipation of much higher insurance premiums to be charged in future years for property casualty insurance.

  Finally, the two companies in our insurance sector that underwrite property casualty insurance are Allstate and AIG, (American International Group). We received the shares of AIG when they acquired American General, a life insurance company that we owned. The greatest loss exposure is in AIG, which is an underwriter of commercial property and casualty insurance. Allstate, while a very large national company, concentrates itself in personal insurance lines including homeowners and automobile. They had little exposure to the events of September 11th.

  We believe the entire insurance industry will see premiums rise sharply. We see further consolidation ahead and a number of the companies that we own in our portfolio are candidates to be acquired by larger international financial conglomerates.

 The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.

                                                      [GRAPH]

                                            [PLOT POINTS TO COME]

                          ----------------------------
                          Average Annual Total Return
                          for the period ended 9/30/01
                           1 year..............+ 2.90%
                           5 year..............+12.43
                          10 year..............+13.39
                          15 year..............+11.92
                          20 year..............+13.63
                          25 year..............+12.93
                          ----------------------------
           Past performance is not predictive of future performance.
            * Prior to 12/31/96, SGF has a fiscal year-end of 5/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                           September 30, 2001 June 30, 2001
-----------------------------------------------------------
Total Net Assets              $44,805,979      $51,341,713
-----------------------------------------------------------
Net Asset Value Per Share          $31.43           $35.13
-----------------------------------------------------------
Shares Outstanding              1,425,400        1,461,637
-----------------------------------------------------------
Number of Shareholders                986            1,002
-----------------------------------------------------------
Average Size Account              $45,442          $51,239
-----------------------------------------------------------

Portfolio Changes For the Quarter Ended September 30, 2001 (unaudited)
--------------------------------------------------------------------------------

New Holdings                Eliminated Holdings
-----------------------------------------------
The Allstate Corp. (2.1%*)   Novartis AG-ADR
Tidewater, Inc. (1.5%*)      The Limited, Inc.

* Percentage of Total Net Assets.

Ten Largest Holdings September 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                    Market Value Percent of TNA
---------------------------------------------------------------
IKON Office Solutions, Inc.         $ 3,396,800        7.6%
---------------------------------------------------------------
American International Group, Inc.    2,709,720        6.0
---------------------------------------------------------------
Commerce Bancorp, Inc. (NJ)           2,522,800        5.6
---------------------------------------------------------------
Ultramar Diamond Shamrock Corp.       2,397,000        5.4
---------------------------------------------------------------
Penn Virginia Corp.                   2,252,000        5.0
---------------------------------------------------------------
Baxter International, Inc.            2,202,000        4.9
---------------------------------------------------------------
Texaco Inc.                           1,950,000        4.4
---------------------------------------------------------------
Aon Corp.                             1,837,500        4.1
---------------------------------------------------------------
Tenet Healthcare Corp.                1,789,500        4.0
---------------------------------------------------------------
Kimberly-Clark Corp.                  1,736,000        3.9
---------------------------------------------------------------
                                    $22,793,320       50.9%
---------------------------------------------------------------

PORTFOLIO MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares--Jim Stratton and Jim Beers

Q. What was the Fund's total return performance for the third quarter?

A. For the quarter ended September 30, 2001, SMDS was down -6.7%, with the majority of the negative performance occurring during the month of September. However, the Fund's year-to-date performance through September 30, 2001 of +14.8% far outpaced the +7.5% return of the Morgan Stanley REIT Index.

Q. The Fund's largest sector weighting is in Lodging. How will the terrorist attacks affect this sector and the Fund in general?

A. The terrorist attacks accelerated a decline in the overall economy and we continue to be cautious on those sectors of the market that are more economically sensitive. Lodging company revenues are particularly affected, as these companies change room rates almost daily to maximize hotel occupancy and revenue per available room. With the threat of further attacks looming, people will not be flying for business or leisure as much as they had been prior to the attacks. International travel will also be curtailed, and revenue gained from tourism to the United States will be dramatically reduced. It is not clear yet whether the number of business conferences will dwindle, but we are confident that the number of attendees will be reduced further impacting hotel revenue.

  One possible outcome that may offset some of the loss of revenue for some of our holdings may be a change in consumer behavior. We have already seen signs of a slight rebound in airline traffic as security measures are taken to make air travel safer. Alternatively, many business travelers may travel by car or rail to regional destinations. Vacation plans may get altered to include stays at domestic resorts and travel by automobile, resulting in increased revenues for highway hotel properties. Limited service and extended stay hotel properties may see an increase in traffic as money-conscious customers trade down to hotels with lower room rates, sacrificing luxury services. All of these scenarios may improve investors' current gloomy outlook toward certain Hotel REIT companies.

  Some Lodging companies may be forced to suspend or cut their current dividends, but we believe that companies in the REIT universe are, on average, in better shape financially than in past downturns. The Fund has holdings that span several different property types, and it is that diversification that can aid in mitigating short-term, sector specific, negative performance.

 The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

                                     [GRAPH]

                             [PLOT POINTS TO COME]

----------------------------
Average Annual Total Return
for the period ended 9/30/01
 1 year..............+15.40%
 5 year..............+ 8.31
10 year..............+ 7.42
15 year..............+ 7.10
20 year..............+10.70
----------------------------
Past performance is not predictive of future performance.
*Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                           September 30, 2001 June 30, 2001
-----------------------------------------------------------
Total Net Assets              $84,240,770     $113,497,413
-----------------------------------------------------------
Net Asset Value Per Share          $25.44           $27.74
-----------------------------------------------------------
Shares Outstanding              3,311,707        4,091,709
-----------------------------------------------------------
Number of Shareholders              3,077            2,943
-----------------------------------------------------------
Average Size Account              $27,378          $38,565
-----------------------------------------------------------

Portfolio Changes For the Quarter Ended September 30, 2001 (unaudited)
--------------------------------------------------------------------------------

New Holdings                 Eliminated Holdings
--------------------------------------------------------------------------
Host Marriott Corp. (1.5%*)  Gables Residential Trust
The Macerich Co. (1.7%*)     Home Properties of New York, Inc.
Pennsylvania Real Estate
 Investment Trust (3.0%*)    iStar Financial, Inc.
Prentiss Properties Trust
 (1.0%*)                     Kimco Realty Corp.--Depositary Shares Class D
                             Mack-Cali Realty Corp.
                             Mills Corp.
                             Shurgard Storage Centers, Inc., Class A

* Percentage of Total Net Assets.

Ten Largest Holdings September 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                      Market Value Percent of TNA
-----------------------------------------------------------------
Mid-Atlantic Realty Trust             $ 3,115,000        3.7%
-----------------------------------------------------------------
EastGroup Properties, Inc.              2,956,500        3.5
-----------------------------------------------------------------
Colonial Properties Trust               2,955,000        3.5
-----------------------------------------------------------------
Nationwide Health Properties, Inc.      2,947,500        3.5
-----------------------------------------------------------------
Health Care Property Investors, Inc.    2,899,130        3.4
-----------------------------------------------------------------
Health Care REIT, Inc.                  2,898,000        3.4
-----------------------------------------------------------------
Healthcare Realty Trust, Inc.           2,728,500        3.2
-----------------------------------------------------------------
First Industrial Realty Trust, Inc.     2,670,000        3.2
-----------------------------------------------------------------
Glimcher Realty Trust                   2,669,700        3.2
-----------------------------------------------------------------
Innkeepers USA Trust                    2,655,000        3.2
-----------------------------------------------------------------
                                      $28,494,330       33.8%
-----------------------------------------------------------------

PORTFOLIO MANAGERS' COMMENTARY
-------------------------------------------------------------------------------
Stratton Small-Cap Value Fund--Jim Stratton and Jerry Van Horn

Q. Which sector of the portfolio has the most favorable outlook given current economic conditions?

A. The Health Care sector of our small-cap portfolio has the most favorable outlook given the current weakening economic picture. Health Care companies are generally less economically sensitive than companies in many other sectors. During most economic slowdowns, demand for health care products and services remains strong and health care companies maintain some degree of pricing power.

  The Health Care sector comprised 13.0% of the small-cap portfolio as of September 30, 2001. Our four health care related holdings: Henry Schein, National Data, Respironics and Sunrise Assisted Living, have held up well throughout the recent market volatility and are expected to generate earnings growth in the range of 15% to 20% over the next one to two years.

Q. How has the Fund performed against its benchmark, the Russell 2000 Index?

A. The Fund has performed well relative to the Russell 2000 during the third quarter as well as for the year-to-date and one-year periods ended September 30, 2001. During the third quarter, the Fund return was down - 12.8% compared to the Russell 2000 return of -20.8%. Year-to-date, the Fund return was down -6.5% compared to the Russell 2000 return of -15.4%. The one-year return for the period ending September 30, 2001 was up +1.6% for the Fund compared to -21.2% for the Russell 2000.

  While we are certainly not ecstatic about the recent performance of the Fund on an absolute basis, we are pleased with its performance relative to its benchmark. We attribute the Fund's strong relative performance to its position in the undervalued stocks of companies with positive fundamentals despite the current climate of economic uncertainty.

 The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value with all dividend income and capital gains distributions reinvested.

                                                     [GRAPH]

                                          [PLOT POINTS TO COME]
                         ----------------------------
                          Average Annual Total Return
                         for the peirod ended 9/30/01
                          1 year..............+ 1.62%
                           3 year..............+ 7.38
                           5 year..............+ 9.76
                                Since inception
                          (4/12/93)............+ 9.95
                         ----------------------------
           Past performance is not predictive of future performance.
           * Prior to 12/31/96, SSCV had a fiscal year-end of 3/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                           September 30, 2001 June 30, 2001
-----------------------------------------------------------
Total Net Assets              $37,202,896      $41,728,259
-----------------------------------------------------------
Net Asset Value Per Share          $21.80           $25.00
-----------------------------------------------------------
Shares Outstanding              1,706,433        1,668,999
-----------------------------------------------------------
Number of Shareholders                987              997
-----------------------------------------------------------
Average Size Account              $37,693          $41,854
-----------------------------------------------------------

Portfolio Changes For the Quarter Ended September 30, 2001 (unaudited)
--------------------------------------------------------------------------------

New Holdings                                   Eliminated Holdings
----------------------------------------------------------------------------
Harman International Industries, Inc. (1.4%*)  The BISYS Group, Inc.
Hovnanian Enterprises, Inc. Class A (2.5%*)    Chieftain International, Inc.
Maritrans Inc. (0.5%*)                         Forest Oil Corp.
M.D.C. Holdings, Inc. (2.8%*)                  H.S. Resources, Inc.
                                               Stone Energy Corp.
                                               Toll Brothers, Inc.

* Percentage of Total Net Assets.

Ten Largest Holdings September 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                             Market Value Percent of TNA
------------------------------------------------------------------------
IKON Office Solutions, Inc.                  $ 2,316,000        6.2%
------------------------------------------------------------------------
Penn Virginia Corp.                            1,576,400        4.2
------------------------------------------------------------------------
Mitchell Energy & Development Corp. Class A    1,503,600        4.0
------------------------------------------------------------------------
National Data Corp.                            1,440,000        3.9
------------------------------------------------------------------------
Sunrise Assisted Living, Inc.                  1,291,500        3.5
------------------------------------------------------------------------
Quixote Corp.                                  1,260,600        3.4
------------------------------------------------------------------------
Eaton Vance Corp.                              1,254,000        3.4
------------------------------------------------------------------------
Henry Schein, Inc.                             1,235,200        3.3
------------------------------------------------------------------------
Florida Rock Industries, Inc.                  1,182,750        3.2
------------------------------------------------------------------------
Anixter International Inc.                     1,115,100        3.0
------------------------------------------------------------------------
                                             $14,175,150       38.1%
------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS September 30, 2001 (unaudited)
--------------------------------------------------------------------------------
Stratton Growth Fund

                                                          Number of   Market
                                                           Shares      Value
                                                          --------- -----------
COMMON STOCKS - 95.6%
Banking/Financial - 14.3%
AmSouth Bancorporation...................................   50,000  $   903,500
Comerica, Inc............................................   22,500    1,246,500
Commerce Bancorp, Inc. (NJ)..............................   37,100    2,522,800
PNC Financial Services Group.............................   30,000    1,717,500
                                                                    -----------
                                                                      6,390,300
                                                                    -----------
Business Services - 4.9%
Pitney Bowes, Inc. ......................................   40,000    1,528,000
Tidewater, Inc...........................................   25,000      667,250
                                                                    -----------
                                                                      2,195,250
                                                                    -----------
Consumer Services - 1.4%
American Express Co......................................   21,000      610,260
                                                                    -----------
Consumer Staples - 6.2%
Anheuser-Busch Companies, Inc............................   25,000    1,047,000
Kimberly-Clark Corp......................................   28,000    1,736,000
                                                                    -----------
                                                                      2,783,000
                                                                    -----------
Distribution - 10.5%
IKON Office Solutions, Inc...............................  440,000    3,396,800
The Pep Boys - Manny, Moe & Jack.........................  120,000    1,326,000
                                                                    -----------
                                                                      4,722,800
                                                                    -----------
Energy - 21.1%
Conoco Inc. Class A......................................   60,000    1,525,800
Penn Virginia Corp.......................................   80,000    2,252,000
Texaco Inc...............................................   30,000    1,950,000
Ultramar Diamond Shamrock Corp. .........................   50,000    2,397,000
USX-Marathon Group.......................................   50,000    1,337,500
                                                                    -----------
                                                                      9,462,300
                                                                    -----------
Health Care - 12.3%
American Home Products Corp. ............................   26,000    1,514,500
Baxter International, Inc................................   40,000    2,202,000
Tenet Healthcare Corp.+..................................   30,000    1,789,500
                                                                    -----------
                                                                      5,506,000
                                                                    -----------
Insurance/Services - 18.4%
The Allstate Corporation.................................   25,000      933,750
American International Group, Inc........................   34,740    2,709,720
Aon Corp.................................................   43,750    1,837,500
Jefferson-Pilot Corp.....................................   18,750      834,000
Lincoln National Corp....................................   20,000      932,600
MGIC Investment Corp. ...................................   15,000      980,100
                                                                    -----------
                                                                      8,227,670
                                                                    -----------

                                                           Number of   Market
                                                            Shares      Value
                                                           --------- -----------
Technology - 3.7%
C&D Technologies, Inc.....................................  90,000   $ 1,656,000
                                                                     -----------
Utilities-Gas - 2.8%
El Paso Corp..............................................  30,750     1,277,663
                                                                     -----------
Total Common Stocks
 (cost $24,911,527).......................................            42,831,243
                                                                     -----------
Total Investments - 95.6%
 (cost $24,911,527*)......................................            42,831,243
Cash and Other Assets Less Liabilities - 4.4%.............             1,974,736
                                                                     -----------
NET ASSETS - 100.00%......................................           $44,805,979
                                                                     ===========

--------
+ Non-income producing security
* Aggregate cost for federal income tax purposes is $24,911,527 and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $18,157,232
Gross unrealized depreciation......................................    (237,516)
                                                                    -----------
 Net unrealized appreciation....................................... $17,919,716
                                                                    ===========

SCHEDULE OF INVESTMENTS September 30, 2001 (unaudited)
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                          Number of   Market
                                                           Shares      Value
                                                          --------- -----------
COMMON STOCKS - 92.0%
Apartments - 15.2%
Archstone Communities Trust..............................   40,000  $ 1,044,000
Cornerstone Realty Income Trust, Inc. ...................  235,000    2,514,500
Pennsylvania Real Estate Investment Trust................  120,000    2,550,000
Post Properties, Inc.....................................   65,500    2,428,740
Summit Properties, Inc...................................   66,000    1,732,500
United Dominion Realty Trust, Inc........................  180,000    2,570,400
                                                                    -----------
                                                                     12,840,140
                                                                    -----------
Diversified - 12.1%
Colonial Properties Trust................................  100,000    2,955,000
Crescent Real Estate Equities Co.........................   95,000    2,037,750
EastGroup Properties, Inc................................  135,000    2,956,500
Keystone Property Trust..................................  180,000    2,286,000
                                                                    -----------
                                                                     10,235,250
                                                                    -----------
Health Care - 13.6%
Health Care Property Investors, Inc......................   75,400    2,899,130
Health Care REIT, Inc....................................  115,000    2,898,000
Healthcare Realty Trust, Inc.............................  107,000    2,728,500
Nationwide Health Properties, Inc........................  150,000    2,947,500
                                                                    -----------
                                                                     11,473,130
                                                                    -----------
Lodging - 17.0%
FelCor Lodging Trust, Inc................................   85,000    1,143,250
Hospitality Properties Trust.............................   85,000    2,046,800
Host Marriott Corp.......................................  180,000    1,269,000
Innkeepers USA Trust.....................................  295,000    2,655,000
Jameson Inns, Inc........................................  160,000      988,800
La Quinta Properties, Inc.+..............................  300,000    1,320,000
MeriStar Hospitality Corp................................   82,000      865,100
RFS Hotel Investors, Inc.................................  185,000    1,914,750
Winston Hotels, Inc......................................  265,000    2,093,500
                                                                    -----------
                                                                     14,296,200
                                                                    -----------
Office/Industrial - 15.3%
Brandywine Realty Trust..................................  117,500    2,506,275
First Industrial Realty Trust, Inc.......................   89,000    2,670,000
Highwoods Properties, Inc................................   80,000    1,980,000
HRPT Properties Trust....................................  275,000    2,238,500
Liberty Property Trust...................................   92,100    2,642,349
Prentiss Properties Trust................................   30,000      825,000
                                                                    -----------
                                                                     12,862,124
                                                                    -----------

                                                          Number of   Market
                                                           Shares      Value
                                                          --------- -----------
Regional Malls - 10.1%
Glimcher Realty Trust....................................  165,000  $ 2,669,700
The Macerich Co..........................................   65,000    1,436,500
Simon Property Group, Inc................................   70,000    1,883,700
Taubman Centers, Inc.....................................  200,000    2,500,000
                                                                    -----------
                                                                      8,489,900
                                                                    -----------
Shopping Centers - 8.7%
Developers Diversified Realty Corp.......................  130,000    2,333,500
IRT Property Co..........................................  171,000    1,846,800
Mid-Atlantic Realty Trust................................  222,500    3,115,000
                                                                    -----------
                                                                      7,295,300
                                                                    -----------
Total Common Stocks
 (cost $85,288,915)......................................            77,492,044
                                                                    -----------
Total Investments - 92.0%
 (cost $85,288,915*).....................................            77,492,044
Cash and Other Assets Less Liabilities - 8.0%............             6,748,726
                                                                    -----------
NET ASSETS - 100.00%.....................................           $84,240,770
                                                                    ===========

--------
+ Non-income producing security
* Aggregate cost for federal income tax purposes is $85,288,915 and net unrealized depreciation is as follows:

Gross unrealized appreciation.................................... $  3,347,013
Gross unrealized depreciation....................................  (11,143,884)
                                                                  ------------
 Net unrealized depreciation..................................... $ (7,796,871)
                                                                  ============

SCHEDULE OF INVESTMENTS September 30, 2001 (unaudited)
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                                                          Number of   Market
                                                           Shares      Value
                                                          --------- -----------
COMMON STOCKS - 89.3%
Aerospace - 3.8%
Moog Inc. Class A+.......................................   37,500  $   846,375
Triumph Group, Inc.+.....................................   25,000      582,500
                                                                    -----------
                                                                      1,428,875
                                                                    -----------
Business Services - 3.9%
ALLETE, Inc..............................................   30,000      769,200
Tidewater, Inc...........................................   25,000      667,250
                                                                    -----------
                                                                      1,436,450
                                                                    -----------
Consumer Durables - 3.4%
Harman International Industries, Inc.....................   15,000      502,500
Polaris Industries, Inc..................................   20,000      767,600
                                                                    -----------
                                                                      1,270,100
                                                                    -----------
Consumer Staples - 2.5%
Suiza Foods Corp.+.......................................   15,000      947,100
                                                                    -----------
Distribution - 8.0%
IKON Office Solutions, Inc...............................  300,000    2,316,000
The Pep Boys - Manny, Moe & Jack.........................   60,000      663,000
                                                                    -----------
                                                                      2,979,000
                                                                    -----------
Energy - 15.8%
Cabot Oil & Gas Corp. Class A............................   50,000      997,500
The Houston Exploration Co.+.............................   36,000      892,800
Mitchell Energy & Development Corp. Class A..............   30,000    1,503,600
Penn Virginia Corp.......................................   56,000    1,576,400
Pogo Producing Co........................................   38,000      893,000
                                                                    -----------
                                                                      5,863,300
                                                                    -----------
Financial Services - 11.4%
Commerce Bancorp, Inc. (NJ)..............................   13,704      931,872
Donegal Group Inc. Class A...............................   41,866      509,509
Donegal Group Inc. Class B...............................   20,933      230,473
Eaton Vance Corp.........................................   40,000    1,254,000
First Essex Bancorp, Inc.................................   25,000      656,250
Webster Financial Corp...................................   20,000      659,200
                                                                    -----------
                                                                      4,241,304
                                                                    -----------
Health Care - 13.0%
Henry Schein, Inc.+......................................   32,000    1,235,200
National Data Corp.......................................   40,000    1,440,000
Respironics, Inc.+.......................................   25,000      889,000
Sunrise Assisted Living, Inc.+...........................   50,000    1,291,500
                                                                    -----------
                                                                      4,855,700
                                                                    -----------

                                                          Number of   Market
                                                           Shares      Value
                                                          --------- -----------
Home Building - 7.5%
D.R. Horton, Inc.........................................  40,000   $   834,400
Hovnanian Enterprises, Inc. Class A+.....................  80,000       922,400
M.D.C. Holdings, Inc.....................................  37,000     1,025,640
                                                                    -----------
                                                                      2,782,440
                                                                    -----------
Materials & Processing - 7.3%
Florida Rock Industries, Inc.............................  37,500     1,182,750
Quixote Corp.............................................  60,000     1,260,600
USEC Inc.................................................  40,000       257,200
                                                                    -----------
                                                                      2,700,550
                                                                    -----------
Technology - 10.4%
Anixter International Inc.+..............................  45,000     1,115,100
Bel Fuse, Inc. Class B...................................  40,000       777,600
Belden, Inc..............................................  20,000       376,000
C&D Technologies, Inc....................................  20,000       368,000
InFocus Corp.+...........................................  25,000       326,250
Park Electrochemical Corp................................  22,500       489,375
Technitrol, Inc. ........................................  18,000       401,400
                                                                    -----------
                                                                      3,853,725
                                                                    -----------
Transportation - 0.5%
Maritrans Inc. ..........................................  20,000       178,400
                                                                    -----------
Utilities - 1.8%
Energen Corp.............................................  30,000       675,000
                                                                    -----------
Total Common Stocks
 (cost $25,214,554)......................................            33,211,944
                                                                    -----------
Total Investments - 89.3%
 (cost $25,214,554*).....................................            33,211,944
Cash and Other Assets Less Liabilities - 10.7%...........             3,990,952
                                                                    -----------
NET ASSETS - 100.00%.....................................           $37,202,896
                                                                    ===========

--------
+ Non-income producing security
* Aggregate cost for federal income tax purposes is $25,214,554 and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $ 9,825,378
Gross unrealized depreciation......................................  (1,827,988)
                                                                    -----------
 Net unrealized appreciation....................................... $ 7,997,390
                                                                    ===========

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' toll free number 1-800-634-5726.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. There is no minimum for retirement accounts. Subsequent purchases may be made in amounts of $100 or more.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call or write the transfer agent and dividend paying agent:

PFPC Inc.
211 South Gulph Road, P. O. Box 61503
King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 1-800-472-4266

Investment Portfolio Activities

Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

Additional Purchases ONLY to existing accounts should be mailed to a separate lock box unit:

c/o PFPC Inc.
P. O. Box 61767
King of Prussia, PA 19406-8767

Distributed by PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA
                                  19406-0903.
Date of first use October 2001. This report is to be preceded or accompanied by a Prospectus.
    All indices are unmanaged groupings of stock that are not available for investment.

DIRECTORS

Lynne M. Cannon
John J. Lombard, Jr.
Douglas J. MacMaster, Jr.
Henry A. Rentschler
Merritt N. Rhoad, Jr.
Richard W. Stevens
James W. Stratton

OFFICERS

James W. Stratton
Chairman
Stratton Mutual Funds
President
Stratton Small-Cap Value Fund

John A. Affleck, CFA
President
Stratton Growth Fund

James A. Beers
President, Stratton Monthly
Dividend REIT Shares

Gerald M. Van Horn, CFA
Vice President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Vice President

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary & Treasurer

Michelle A. Whalen
Assistant Secretary & Treasurer

INVESTMENT ADVISOR

Stratton Management Company
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

TRANSFER AGENT & DIVIDEND PAYING AGENT

PFPC Inc.
211 South Gulph Road, P.O. Box 61503
King of Prussia, PA 19406-0903
Telephone: 610-239-4600, 1-800-472-4266

CUSTODIAN BANK

PFPC Trust Company
The Eastwick Center, 8800 Tinicum Boulevard
Philadelphia, PA 19153

                     Visit the Stratton Mutual Funds web
                      site at http://www.strattonmgt.com
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                             STRATTON MUTUAL FUNDS

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